Exhibit 99.1

CERo Therapeutics, Inc. and Phoenix Biotech Acquisition Corp.

Announce Merger Agreement to Create Public Company

Advancing the Development of Next Generation

Engineered T Cell Therapeutics

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CERo is an innovative immunotherapy company seeking to advance the next generation of engineered T cell therapeutics that employ phagocytic mechanisms. Its lead product candidate is expected to enter clinical trials in 2024.

•	Anticipated cash resources will fund the advancement of CERo’s lead product candidate, CER-1236 to early clinical data in hematological oncology

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The transaction reflects a pre-money equity value of $50 million for CERo, pro forma equity capitalization of $145 million and is expected to provide up to $13.7 million held in trust, assuming no redemptions by current Phoenix stockholders and no additional capital raised

•	Business combination expected to be completed in the second half of 2023, with the combined company to be listed on Nasdaq under the ticker “CERO”

South San Francisco, CA and Oakland, CA – June 5, 2023 (GLOBE NEWSWIRE) — CERo Therapeutics, Inc. (“CERo”), an innovative immunotherapy company seeking to advance the next generation of engineered T cell therapeutics that employ phagocytic mechanisms, and Phoenix Biotech Acquisition Corp. (NASDAQ:PBAX) (“PBAX”), a special purpose acquisition company formed for the purpose of acquiring or merging with one or more businesses, today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, anticipated to occur in the second half of 2023, the combined company will be named CERo Therapeutics Holdings, Inc. and will be led by CERo and PBAX’s founding members, including Daniel Corey, M.D., CERo’s CEO, Chris Ehrlich, PBAX’s CEO, and Brian G. Atwood, the Chairman of PBAX. The combined company’s common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “CERO.” Mr. Atwood will serve as Chief Executive Officer of the combined company, Mr. Ehrlich will serve as its Chief Financial Officer and Chief Operating Officer and Dr. Corey will serve as its Chief Technology Officer.

“We are thrilled to join forces with PBAX ,” said Daniel Corey, CEO of CERo. “With CERo technology we see an opportunity to engage the body’s full immune repertoire for optimized cellular immunotherapy. Chris and Brian bring a wealth of experience to the CERo team during this important time as we look to test the first CER T cell therapeutic candidate in the clinic.”

“After an exhaustive search for the right target for PBAX, we are thrilled to merge with CERo. The talented founding team has done a tremendous job of creating value in a timely and capital efficient manner and we look forward to working together with them to advance their promising technology to the next level” stated Chris Ehrlich, CEO and director of PBAX.

“CERo technology is an exciting step forward in cancer cell therapy and I’ve been following the significant progress the company has made since its first round of institutional funding in 2019,” said Brian G. Atwood, Chairman of PBAX. “I’m excited to join Daniel Corey and his team to lead the company’s first therapy, CER-1236, into clinical trials beginning in lymphoma and leukemia, and shortly afterward solid tumors.”

CERo Therapeutics is pioneering a new and powerful class of cell-based therapies that combine the innate and adaptive arms of the immune system into single T cells, effectively creating cells that both phagocytose (“eat”) and lyse (“explode”) targeted cancer cells. This technology drives a more comprehensive and durable anti-tumor response, and demonstrated this in the company’s experiments. Since its Series A financing in 2019, the company has repeatedly demonstrated the ability to destroy cancer cells and tumors across several experimental models of liquid and solid tumors, in both in vivo and in vitro experiments. The company plans to file its first IND in 2024.

The resources of the combined company are expected to provide CERo with the capital to advance CER-1236, its lead product candidate, into clinical trials for hematologic malignancies and expand the clinical development of CER-1236 into other difficult to treat cancers, including solid tumors.

Key Transaction Terms

Upon the closing of the business combination, and assuming no redemptions of shares of PBAX by its public stockholders, CERo would expect to receive up to $13.7 million of cash held in trust. The business combination reflects a pre-money equity value of $50 million for CERo and a pro forma capitalization of the combined company of $145 million. The business combination is subject to a minimum cash condition of $30 million, net of transaction expenses, which is expected to be funded through proceeds of the trust account and additional financing, including investments from existing stockholders of CERo. The parties intend to seek to secure such additional financing through a private placement.

The boards of directors of both CERo and PBAX have unanimously approved the proposed transaction with expected completion in the second half of 2023. The closing of the transaction is subject to approval of PBAX shareholders and the satisfaction, or waiver of, the minimum cash condition and certain other customary closing conditions.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by PBAX with the Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov. In addition, PBAX intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Cooley LLP and Ellenoff Grossman & Schole LLP are acting as legal counsel to CERo. Cohen and Company Capital Markets, a Division of J.V.B. Financial Group, LLC is acting as the financial advisor and lead placement agent to PBAX. Goodwin Procter LLP is serving as legal counsel to PBAX.

About CERo Therapeutics, Inc.

CERo is an innovative immunotherapy company advancing the development of next generation engineered T cell therapeutics for the treatment of cancer. Its proprietary approach to T cell engineering, which enables it to integrate certain desirable characteristics of both innate and adaptive immunity into a single therapeutic construct, is designed to engage the body’s full immune repertoire to achieve optimized cancer therapy. This novel cellular immunotherapy platform is expected to redirect patient-derived T cells to eliminate tumors by building in engulfment pathways that employ phagocytic mechanisms to destroy cancer cells, creating what CERo refers to as Chimeric Engulfment Receptor T cells (“CER-T”). CERo believes the differentiated activity of CER-T cells will afford them greater therapeutic application than currently approved chimeric antigen receptor (“CAR-T”) cell therapy, as the use of CER-T may potentially span both hematological malignancies and solid tumors. CERo anticipates initiating clinical trials for its lead product candidate, CER-1236, in 2024 for hematological malignancies.

About Phoenix Biotech Acquisition Corp.

Phoenix Biotech Acquisition Corp. (NASDAQ: PBAX) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information about PBAX, visit www.phoenixbiotechacquisitioncorp.com.

Additional Information about the Business Combination and Where to Find It

This press release relates to the proposed business combination by and between PBAX, CERo and PBCE Merger Sub, Inc., a wholly-owned subsidiary of PBAX (“Merger Sub”). In connection with the proposed business combination, PBAX intends to file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 (“Registration Statement”), which will include a preliminary proxy statement and a preliminary prospectus relating to the shares of PBAX common stock to be issued in connection with the proposed business combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that PBAX has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis for any investment decision or any other decision in respect of the proposed business combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, PBAX’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY PBAX WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

The definitive proxy statement/final prospectus will be mailed to stockholders of PBAX as of a record date to be established for voting on the proposed business combination. Additionally, PBAX will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by PBAX may be obtained, when available, free of charge from PBAX at www.phoenixbiotechacquisitioncorp.com. PBAX stockholders may also obtain copies of the definitive proxy statement/final prospectus, when available, without charge, by directing a request to PBAX’s Secretary at Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement, by and between PBAX, Merger Sub and CERo, dated June 4, 2023, and filed as Exhibit 2.1 to the Current Report on Form 8-K filed by PBAX on June 5, 2023, which contains the full terms and conditions of the proposed business combination.

Participants in Solicitation

This press release may be deemed solicitation material in respect of the proposed business combination. PBAX and CERo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from PBAX’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of PBAX’s directors and officers in PBAX’s filings with the SEC, including PBAX’s initial public offering prospectus, which was filed with the SEC on October 8, 2021 and PBAX’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of PBAX’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to PBAX’s stockholders in connection with the business combination will be included in the proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by PBAX’s public stockholders, the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom, the timing of clinical trials for CERo’s product candidates, including CER-1236 and the success of such product candidates. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of CERo’s and PBAX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of CERo and PBAX.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of PBAX is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of PBAX or CERo as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of CERo’s business strategy and the timing of expected business milestones; (x) the effects of competition on CERo’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against PBAX, CERo or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by PBAX’s public stockholders; (xiv) the ability of PBAX to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in PBAX’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, in each case, under the heading “Risk Factors,” and other documents of PBAX to be filed with the SEC, including the proxy statement / prospectus. If any of these risks materialize or PBAX’s or CERo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither PBAX nor CERo presently know or that PBAX and CERo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect PBAX’s, and CERo’s expectations, plans or forecasts of future events and views as of the date of this press release. PBAX, and CERo anticipate that subsequent events and developments will cause PBAX’s and CERo’s assessments to change. However, while PBAX, and CERo may elect to update these forward-looking statements at some point in the future, each of PBAX, and CERo specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing PBAX’s and CERo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Chris Ehrlich

chris@phoenixbiotechacquisitioncorp.com